                                  EXHIBIT 99.17


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

   POPULAR 2005-B AGGREGATE              DEAL NAME                        DATA
   ------------------------
MI DATA                                  MI FLAG                  Y/N
-------
                                         % OF POOL COVERED           %             0
                                         EFFECTIVE LTV               %         84.62
WA DTI                                                               %         36.35
------

DTI DISTRIBUTION                         DTI < 10.00                 %          8.30%
----------------                         DTI 10.00-19.99             %          4.35%
                                         DTI 20.00-29.99             %         13.59%
                                         DTI 30.00-39.99             %         24.01%
                                         DTI 40.00-49.99             %         37.44%
                                         DTI 50.00-59.99             %         12.30%
                                         DTI 60.00-69.99             %          0.00%

LTV DISTRIBUTION                         CLTV < 20.00                %          0.06%
------------------                       CLTV 20.01-30.00            %          0.07%
                                         CLTV 30.01-40.00            %          0.40%
                                         CLTV 40.01-50.00            %          1.70%
                                         CLTV 50.01-60.00            %          2.26%
                                         CLTV 60.01-70.00            %          6.78%
                                         CLTV 70.01-80.00            %         21.91%
                                         CLTV 80.01-90.00            %         41.17%
                                         CLTV 90.01-100.00           %         25.65%
                                         CLTV > 100.00               %          0.00%
                                                                             DATA       DATA
LOAN BALANCE DISTRIBUTION               $0.00-25,000               # & %           5      0.04%
-------------------------               $25,001-50,000             # & %         115      1.44%
                                        $50,001-75,000             # & %         254      4.94%
                                        $75,001-100,000            # & %         291      7.86%
                                        $100,001-150,000           # & %         553     20.89%
                                        $150,001-200,000           # & %         334     17.74%
                                        $200,001-250,000           # & %         185     12.65%
                                        $250,001-300,000           # & %         119      9.88%
                                        $300,001-350,000           # & %          76      7.48%
                                        $350,001-400,000           # & %          49      5.56%
                                        $400,001-450,000           # & %          30      3.89%
                                        $450,001-500,000           # & %          19      2.76%
                                        $500,001-550,000           # & %           8      1.31%
                                        $550,001-600,000           # & %           3      0.53%
                                        $600,001-650,000           # & %           7      1.33%
                                        $650,001-700,000           # & %           4      0.81%
                                        $700,001-750,000           # & %           4      0.88%
                                        $750,001-800,000           # & %           0      0.00%
                                        $800,001-850,000           # & %           0      0.00%
                                        $850,001-900,000           # & %           0      0.00%
                                        $900,001-950,000           # & %           0      0.00%
                                        $950,001-1,000,000         # & %           0      0.00%
                                        >$1,000,001                # & %           0      0.00%


Please populate column D (&E) with the corresponding pool characteristics in Column B.

- For values in currency format, omit $.

- For values in percentage format, provide data to 3 decimal places and omit %.

- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

- For MI Flag, Y or N.

   POPULAR 2005-B INVESTOR PROPERTIES               DEAL NAME                        DATA
   ----------------------------------
MI DATA                                             MI FLAG                    Y/N
-------
                                                    % OF POOL COVERED            %          0
                                                    EFFECTIVE LTV                %      76.86
WA DTI                                                                           %      18.95
------
DTI DISTRIBUTION                                    DTI < 10.00                  %      49.61%
----------------                                    DTI 10.00-19.99              %       6.79%
                                                    DTI 20.00-29.99              %       9.89%
                                                    DTI 30.00-39.99              %      10.17%
                                                    DTI 40.00-49.99              %      17.36%
                                                    DTI 50.00-59.99              %       6.19%
                                                    DTI 60.00-69.99              %       0.00%

LTV DISTRIBUTION                                    CLTV < 20.00                 %       0.00%
----------------                                    CLTV 20.01-30.00             %       0.26%
                                                    CLTV 30.01-40.00             %       0.77%
                                                    CLTV 40.01-50.00             %       1.55%
                                                    CLTV 50.01-60.00             %       3.33%
                                                    CLTV 60.01-70.00             %      11.92%
                                                    CLTV 70.01-80.00             %      49.83%
                                                    CLTV 80.01-90.00             %      32.12%
                                                    CLTV 90.01-100.00            %       0.23%
                                                    CLTV > 100.00                %       0.00%
                                                                                        DATA   DATA
LOAN BALANCE DISTRIBUTION                          $0.00-25,000                # & %        0     0.00%
-------------------------                          $25,001-50,000              # & %       11     1.24%
                                                   $50,001-75,000              # & %       53     8.28%
                                                   $75,001-100,000             # & %       38     8.18%
                                                   $100,001-150,000            # & %       50    15.21%
                                                   $150,001-200,000            # & %       28    12.09%
                                                   $200,001-250,000            # & %       21    11.29%
                                                   $250,001-300,000            # & %       20    13.46%
                                                   $300,001-350,000            # & %       15    11.79%
                                                   $350,001-400,000            # & %        8     7.27%
                                                   $400,001-450,000            # & %        3     3.14%
                                                   $450,001-500,000            # & %        3     3.57%
                                                   $500,001-550,000            # & %        1     1.34%
                                                   $550,001-600,000            # & %        0     0.00%
                                                   $600,001-650,000            # & %        1     1.50%
                                                   $650,001-700,000            # & %        1     1.64%
                                                   $700,001-750,000            # & %        0     0.00%
                                                   $750,001-800,000            # & %        0     0.00%
                                                   $800,001-850,000            # & %        0     0.00%
                                                   $850,001-900,000            # & %        0     0.00%
                                                   $900,001-950,000            # & %        0     0.00%
                                                   $950,001-1,000,000          # & %        0     0.00%
                                                   >$1,000,001                 # & %        0     0.00%

Please populate column D (&E) with the corresponding pool characteristics in Column B.

- For values in currency format, omit $.

- For values in percentage format, provide data to 3 decimal places and omit %.

- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

- For MI Flag, Y or N.